Exhibit 4.14

EXECUTION COPY
JOINDER AGREEMENT
September 29, 2006
          Pursuant to Section 5(q) of the purchase agreement dated August 15, 2006, among Broadview Networks Holdings, Inc. (“Broadview”), the Guarantors party thereto and Jefferies & Company, Inc., as Initial Purchaser (the “Purchase Agreement”), such section being an inducement to the Initial Purchaser to execute said Purchase Agreement, the undersigned hereby execute this Joinder Agreement, whereby each of the undersigned agrees, on a joint and several basis, to accede to the terms of the Purchase Agreement and the Registration Rights Agreement dated as of August 23, 2006 among Broadview, the guarantors party thereto and Jefferies & Company, Inc. (the “Registration Rights Agreement”), and undertake to perform, on a joint and several basis, the obligations of Broadview, and each of the Guarantors set forth in the Purchase Agreement and the Registration Rights Agreement, as though the undersigned had entered into the Purchase Agreement and the Registration Rights Agreement on August 15, 2006 and August 23, 2006, respectively. Each of the undersigned agrees that such obligations include, without limitation, (a) making to the Initial Purchaser on the Closing Date all of the representations and warranties of Broadview and the Guarantors contained in the Purchase Agreement with the same force and effect as if made by the undersigned on and as of the date of the Purchase Agreement and the Closing Date, (b) their assumption of the obligations of the Guarantors to perform and comply with all of the agreements contained in the Purchase Agreement and the Registration Rights Agreement, and (c) their assumption, to the same extent as set forth therein but on a joint and several basis, of Guarantors’ indemnification and other obligations in Section 8 of the Purchase Agreement and Section 8 of the Registration Rights Agreement.
[Signatures follow]

ATX COMMUNICATIONS, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM-ATX, INC.
By:	/s/ Corey Rinker
Name:
Title:

ATX LICENSING, INC.
By:	/s/ Corey Rinker
Name:
Title:

ATX TELECOMMUNICATIONS SERVICES OF VA, LLC
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM SERVICES, LLC
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM COMMUNICATIONS, LLC
By:	/s/ Corey Rinker
Name:
Title:

CCL HISTORICAL, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM NEWCO, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM ILLINOIS, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM INDIANA, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM MARYLAND, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM MASSACHUSETTS, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM MICHIGAN, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM MISSOURI, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM NEW JERSEY, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM NEW YORK, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM OHIO, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM PENNSYLVANIA, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM RHODE ISLAND, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM VERMONT, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM WEST VIRGINIA, INC.
By:	/s/ Corey Rinker
Name:
Title:

FCC HOLDCO I, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORTELYOU COMMUNICATIONS CORP.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM-VOYAGER, INC.
By:	/s/ Corey Rinker
Name:
Title:

VOYAGER INFORMATION NETWORKS, INC.
By:	/s/ Corey Rinker
Name:
Title:

CORECOMM INTERNET GROUP, INC.
By:	/s/ Corey Rinker
Name:
Title: